UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2017

NCL CORPORATION LTD.

(Exact name of Registrant as specified in its charter)

Bermuda

(State of Incorporation)

333-128780

(Commission File Number)

20-0470163

(I.R.S. Employer Identification No.)

7665 Corporate Center Drive Miami, Florida	33126
(Address of principal executive offices)	(Zip Code)

(305) 436-4000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On August 10, 2017, Norwegian Cruise Line Holdings Ltd. (the “Company”), which is the direct parent company of NCL Corporation Ltd., entered into an underwriting agreement (the “Underwriting Agreement”) by and among the Company and certain funds affiliated with Apollo Global Management, LLC, Star NCLC Holdings Ltd. and certain funds affiliated with TPG Global, LLC (the “Selling Shareholders”) and Citigroup Global Markets Inc., Barclays Capital Inc. and Goldman Sachs & Co. LLC, as underwriters (the “Underwriters”), pursuant to which the Selling Shareholders agreed to sell 15,000,000 of the Company’s ordinary shares, par value $0.001 per share (the “Offering Shares”), to the Underwriters at a price of $54.57 per ordinary share (the “Offering”). The Offering is expected to close on August 16, 2017, subject to the satisfaction of customary closing conditions. The Company is not selling any shares in the Offering and will not receive any proceeds from the Offering.

The Offering is being made pursuant to a prospectus supplement, dated August 10, 2017, to the prospectus, dated March 3, 2017, which was included in the Company’s automatic shelf registration statement on Form S-3 (File No. 333-216441), which became effective upon filing with the Securities and Exchange Commission on March 3, 2017.

The Underwriting Agreement contains customary representations, warranties and covenants and includes the terms and conditions for the sale of the Offering Shares by the Selling Shareholders to the Underwriters, indemnification and contribution obligations and other terms and conditions customary in agreements of this type.

The foregoing summary of the material terms of the Underwriting Agreement is qualified in its entirety by the Underwriting Agreement, which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement, dated August 10, 2017, by and among Norwegian Cruise Line Holdings Ltd., the Underwriters and the Selling Shareholders (incorporated herein by reference to Exhibit 1.1 to Norwegian Cruise Line Holdings Ltd.’s Form 8-K filed on August 14, 2017 (File No. 001-35784)).

5.1	Opinion of Taylors (incorporated herein by reference to Exhibit 5.1 to Norwegian Cruise Line Holdings Ltd.’s Form 8-K filed on August 14, 2017 (File No. 001-35784)).

23.1	Consent of Taylors (included in Exhibit 5.1 and incorporated herein by reference to Exhibit 23.1 to Norwegian Cruise Line Holdings Ltd.’s Form 8-K filed on August 14, 2017 (File No. 001-35784)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, NCL Corporation Ltd. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 14, 2017	NCL CORPORATION LTD.

	By:	/s/ WENDY A. BECK
Wendy A. Beck
Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

1.1	Underwriting Agreement, dated August 10, 2017, by and among Norwegian Cruise Line Holdings Ltd., the Underwriters and the Selling Shareholders (incorporated herein by reference to Exhibit 1.1 to Norwegian Cruise Line Holdings Ltd.’s Form 8-K filed on August 14, 2017 (File No. 001-35784)).

5.1	Opinion of Taylors (incorporated herein by reference to Exhibit 5.1 to Norwegian Cruise Line Holdings Ltd.’s Form 8-K filed on August 14, 2017 (File No. 001-35784)).

23.1	Consent of Taylors (included in Exhibit 5.1 and incorporated herein by reference to Exhibit 23.1 to Norwegian Cruise Line Holdings Ltd.’s Form 8-K filed on August 14, 2017 (File No. 001-35784)).